EXHIBIT 10.12

ASSIGNMENT OF REPRESENTATIONS AND WARRANTIES AGREEMENT

This is an Assignment of Representations and Warranties Agreement (the “Agreement”) made as of the 21st day of March, 2013, among Redwood Residential Acquisition Corporation, a Delaware corporation (“Assignor”), Sequoia Residential Funding, Inc., a Delaware corporation (“Depositor”), Christiana Trust, a division of Wilmington Savings Fund Society, FSB, a federal savings bank, not in its individual capacity but solely as trustee (in such capacity, the “Trustee” or the “Assignee”) under a Pooling and Servicing Agreement dated as of March 1, 2013 (the “Pooling and Servicing Agreement”), and Fremont Bank, a California state chartered financial institution (“Fremont”).

In consideration of the mutual promises contained herein, the parties hereto agree that the mortgage loans (the “Mortgage Loans”) listed on Attachment 1 annexed hereto (the “Mortgage Loan Schedule”) are subject to the terms of the Flow Mortgage Loan Purchase and Sale Agreement dated as of August 1, 2011, between Assignor and Fremont (the “Purchase Agreement”) as modified or supplemented by this Agreement. Unless otherwise specified herein, capitalized terms used herein but not defined shall have the meanings ascribed to them in the Purchase Agreement. Assignor will sell the Mortgage Loans to Depositor pursuant to a Mortgage Loan Purchase and Sale Agreement dated the date hereof, and Depositor will sell the Mortgage Loans to Assignee pursuant to the Pooling and Servicing Agreement.

Assignment

1.          Assignor hereby grants, transfers and assigns to Depositor all of its right, title and interest in, to and under the representations and warranties made by Fremont pursuant to the Purchase Agreement to the extent relating to the Mortgage Loans, and Depositor hereby accepts such assignment from Assignor.

2.          Depositor hereby grants, transfers and assigns to Assignee all of its right, title and interest in, to and under the representations and warranties made by Fremont pursuant to the Purchase Agreement to the extent relating to the Mortgage Loans, Depositor is released from all obligations under the Purchase Agreement, and Assignee hereby accepts such assignment from Depositor.

3.          Fremont hereby acknowledges the foregoing assignments.

Representations and Warranties

4.          Assignor warrants and represents to, and covenants with, Depositor, Assignee and Fremont as of the date hereof that:

(a)          Attached hereto as Attachment 2 is a true and accurate copy of the Purchase Agreement, which agreement is in full force and effect as of the date hereof and the provisions of which have not been waived, amended or modified in any respect, nor has any notice of termination been given thereunder;

(b)          Assignor is the lawful owner of its interests and rights under the Purchase Agreement to the extent of the Mortgage Loans, free and clear from any and all claims and encumbrances whatsoever, and upon the transfer of the representations and warranties to Assignee as contemplated herein, Assignee shall have good title to such representations and warranties under the Purchase Agreement to the extent of the Mortgage Loans, free and clear of all liens, claims and encumbrances;

(c)          There are no offsets, counterclaims or other defenses available to Fremont with respect to the Purchase Agreement;

(d)          Assignor is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has all requisite power and authority to enter into and perform its obligations under the Purchase Agreement;

(e)          Assignor has full corporate power and authority to execute, deliver and perform its obligations under this Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this Agreement is in the ordinary course of Assignor’s business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of Assignor’s charter or by-laws or any legal restriction, or any material agreement or instrument to which Assignor is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which Assignor or its property is subject. The execution, delivery and performance by Assignor of this Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on the part of Assignor. This Agreement has been duly executed and delivered by Assignor and, upon the due authorization, execution and delivery by Assignee, will constitute the valid and legally binding obligation of Assignor enforceable against Assignor in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law; and

(f)          No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by Assignor in connection with the execution, delivery or performance by Assignor of this Agreement, or the consummation by it of the transactions contemplated hereby.

5.          Depositor warrants and represents to, and covenants with, Assignor, Assignee and Fremont that as of the date hereof:

(a)          Depositor is a Delaware corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation;

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(b)          Depositor has full corporate power and authority to execute, deliver and perform its obligations under this Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this Agreement is in the ordinary course of Depositor’s business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of Depositor’s charter or by-laws or any legal restriction, or any material agreement or instrument to which Depositor is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which Depositor or its property is subject. The execution, delivery and performance by Depositor of this Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on part of Depositor. This Agreement has been duly executed and delivered by Depositor and, upon the due authorization, execution and delivery by the other parties hereto, will constitute the valid and legally binding obligation of Depositor enforceable against Depositor in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law; and

(c)          No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by Depositor in connection with the execution, delivery or performance by Depositor of this Agreement, or the consummation by it of the transactions contemplated hereby other than any that have been obtained or made.

6.          Assignee warrants and represents to, and covenants with, Assignor, Depositor and Fremont that as of the date hereof:

(a)          Assignee is a federal savings bank duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization; and

(b)          Assignee has been directed to enter into this Agreement pursuant to the provisions of the Pooling and Servicing Agreement. The execution, delivery and performance by Assignee of this Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary action on part of Assignee. This Agreement has been duly executed and delivered by Assignee and, upon the due authorization, execution and delivery by the other parties hereto, will constitute the valid and legally binding obligation of Assignee enforceable against Assignee in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law.

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7.          Fremont warrants and represents to, and covenants with, Assignor, Depositor and Assignee as of the date hereof that:

(a)          Attached hereto as Attachment 2 is a true and accurate copy of the Purchase Agreement, which agreement is in full force and effect as of the date hereof and the provisions of which have not been waived, amended or modified in any respect, nor has any notice of termination been given thereunder;

(b)          Fremont is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has all requisite power and authority to perform its obligations under the Purchase Agreement;

(c)          Fremont has full corporate power and authority to execute, deliver and perform its obligations under this Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this Agreement is in the ordinary course of Fremont’s business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of Fremont’s charter or by-laws or any legal restriction, or any material agreement or instrument to which Fremont is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which Fremont or its property is subject. The execution, delivery and performance by Fremont of this Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on part of Fremont. This Agreement has been duly executed and delivered by Fremont and, upon the due authorization, execution and delivery by Assignor, Assignee and the Depositor, will constitute the valid and legally binding obligation of Fremont enforceable against Fremont in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law; and

(d)          No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by Fremont in connection with the execution, delivery or performance by Fremont of this Agreement, or the consummation by it of the transactions contemplated hereby.

Restated Fremont Representations and Warranties

8.          Pursuant to Section 32(d) of the Purchase Agreement, Fremont hereby restates to Depositor and Assignee (a) the representations and warranties set forth in Subsection 7.01 of the Purchase Agreement as of the related Closing Date and (b) the representations and warranties set forth in Subsection 7.02 of the Purchase Agreement as of the date hereof, as if such representations and warranties were set forth herein in full.

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In the event of a breach of any representations and warranties referred to in clauses (a) or (b) above as of the related Closing Date or the date hereof, as the case may be, Assignee shall be entitled to all the remedies under the Purchase Agreement, including, without limitation, the right to compel Fremont to repurchase Mortgage Loans pursuant to Section 7.03 of the Purchase Agreement, subject to the provisions of Section 10.

Recognition of Assignee

9.          From and after the date hereof, subject to Section 10 below, Fremont shall recognize Assignee as owner of the Mortgage Loans and will perform its obligations hereunder for the benefit of the Assignee in accordance with the Purchase Agreement, as modified hereby or as may be amended from time to time, as if Assignee and Fremont had entered into a separate purchase agreement for the purchase of the Mortgage Loans in the form of the Purchase Agreement, the terms of which are incorporated herein by reference, as amended by this Agreement.

Enforcement of Rights

10.         (a)          Controlling Holder Rights. Fremont agrees and acknowledges that Sequoia Mortgage Funding Corporation, an Affiliate of the Depositor, in its capacity as the initial Controlling Holder pursuant to the Pooling and Servicing Agreement, and for so long as it is the Controlling Holder, will exercise all of Assignee’s rights as Purchaser under the following section of the Purchase Agreement:

Purchase Agreement:

Section or Subsection	Matter

7.03, other than 7.03(c)	Repurchase and Substitution

(b)          If there is no Controlling Holder under the Pooling and Servicing Agreement, then all rights that are to be exercised by the Controlling Holder pursuant to Section 10(a) shall be exercised by Assignee.

Amendments to Purchase Agreement

11.         The parties agree that the Purchase Agreement shall be amended, solely with respect to the Mortgage Loans, as follows:

(a)          Definitions.

(i)          The definitions of “Business Day” and “Repurchase Price” set forth in Section 1 of the Purchase Agreement shall be deleted and replaced in their entirety as follows:

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Business Day: Any day other than (i) a Saturday or a Sunday, (ii) a legal holiday in the states of California, Delaware, Maryland, Minnesota, Missouri or New York, (iii) a day on which banks in the states of California, Delaware, Maryland, Minnesota, Missouri or New York, are authorized or obligated by law or executive order to be closed or (iv) a day on which the New York Stock Exchange or the Federal Reserve Bank of New York is closed.

Repurchase Price: With respect to any Mortgage Loan, a price equal to (i) the unpaid principal balance of the Mortgage Loan, plus (ii) interest on such unpaid principal balance at the related Mortgage Interest Rate from the last date through which interest was last paid by or on behalf of the Mortgagor to the last day of the month in which such repurchase occurs, plus (iii) reasonable and customary third party expenses incurred in connection with the transfer of the Mortgage Loan being repurchased, minus (iv) any amounts received in respect of such repurchased Mortgage Loan and being held for future distribution in connection with such Mortgage Loan.

(b)          The following sentence shall be added as the new third sentence of Subsection 7.03(a):

Each determination as to whether there has been such a breach shall be conducted on a Mortgage Loan-by-Mortgage Loan basis.

(c)          The rights under the Purchase Agreement assigned to the Depositor and the Assignee pursuant to this Agreement shall be under the Purchase Agreement as amended by this Agreement.

Miscellaneous

12.         All demands, notices and communications related to the Mortgage Loans, the Purchase Agreement and this Agreement shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid, as follows:

(a)          In the case of Fremont,

Fremont Bank

25151 Clawiter Road

Hayward, California 94545

Attention: Gary DeLuca, Residential Lending

(b)          In the case of Assignee,

Christiana Trust, a division of Wilmington Savings

Fund Society, FSB

500 Delaware Avenue, 11th Floor

6

Wilmington, Delaware, 19801

Attention: Corporate Trust - Sequoia Mortgage Trust 2013-4

(c)          In the case of Depositor,

Sequoia Residential Funding, Inc.

One Belvedere Place, Suite 360

Mill Valley, California 94941

Attention: William Moliski

with a copy to

General Counsel at the same address

(d)          In the case of Assignor,

Redwood Residential Acquisition Corporation

One Belvedere Place, Suite 360

Mill Valley, California 94941

Attention: William Moliski

with a copy to

General Counsel at the same address

(e)          In the case of Master Servicer,

Wells Fargo Bank, N.A.

9062 Old Annapolis Road

Columbia, Maryland 21045)

Telephone number: (410) 884-2000

Facsimile number: (410) 715-2380

Attention: Client Manager — Sequoia Mortgage Trust 2013-4

(f)          In the case of the initial Controlling Holder,

Sequoia Mortgage Funding Corporation

One Belvedere Place, Suite 360

Mill Valley, California 94941

Attention: William Moliski

with a copy to

General Counsel at the same address

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13.         This Agreement shall be construed in accordance with the laws of the State of New York, except to the extent preempted by Federal law, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws, without regard to the conflicts of laws provisions of the State of New York or any other jurisdiction.

14.         No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

15.         This Agreement shall inure to the benefit of the successors and assigns of the parties hereto. Any entity into which Assignor, Depositor, Assignee or Fremont may be merged or consolidated shall, without the requirement for any further writing, be deemed Assignor, Depositor, Assignee or Fremont, respectively, hereunder.

16.         This Agreement shall survive the conveyance of the Mortgage Loans, the assignment of the representations and warranties made by Fremont pursuant to the Purchase Agreement to the extent of the Mortgage Loans by Assignor to Depositor and by Depositor to Assignee, and the termination of the Purchase Agreement.

17.         This Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument.

18.        The Controlling Holder under the Pooling and Servicing Agreement is an express third party beneficiary of this Agreement, and shall have the same power and ability to exercise and enforce the rights stated to be provided to it hereunder as if it were a signatory hereto. Fremont hereby consents to such exercise and enforcement.

19.         It is expressly understood and agreed by the parties hereto that insofar as this Agreement is executed by the Trustee (i) this Agreement is executed and delivered by Christiana Trust, a division of Wilmington Savings Fund Society, FSB (“Christiana Trust”) not in its individual capacity but solely as Trustee on behalf of the trust created by the Pooling and Servicing Agreement referred to herein (the “Trust”) in the exercise of the powers and authority conferred upon and vested in it, and as directed in the Pooling and Servicing Agreement, (ii) each of the undertakings and agreements herein made on behalf of the Trust is made and intended not as a personal undertaking or agreement of or by Christiana Trust but is made and intended for purposes of binding only the Trust, (iii) nothing herein contained shall be construed as creating any liability on the part of Christiana Trust, individually or personally, to perform any covenant either express or implied in this Agreement, all such liability, if any, being expressly waived by the parties hereto and by any person claiming by, through or under the parties hereto, and (iv) under no circumstances shall Christiana Trust in its individual capacity or in its capacity as Trustee be personally liable for the payment of any indebtedness, amounts or expenses owed by the Assignor under the Purchase Agreement, as modified or supplemented by this Agreement (such indebtedness, expenses and other amounts being payable solely from and to the extent of funds of the Trust) or be personally liable for the breach or failure of any obligation, representation, warranty or covenant made under this Agreement or any other related documents.

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20.         Master Servicer. Fremont hereby acknowledges that the Assignee has appointed Wells Fargo Bank, N.A. to act as master servicer and securities administrator under the Pooling and Servicing Agreement and hereby agrees to treat all inquiries, demands, instructions, authorizations and other communications from the Master Servicer as if the same had been received from the Assignee. The Master Servicer, acting on behalf of the Assignee, shall have the rights of the Assignee as the Purchaser under this Agreement, including, without limitation, the right to enforce the obligations of Fremont hereunder and under the Purchase Agreement and the right to exercise the remedies of the Purchaser hereunder and under the Purchase Agreement.

Fremont shall make all remittances due by it to the Purchaser with respect to the Mortgage Loans to the following account by wire transfer of immediately available funds:

Wells Fargo Bank, N.A.

San Francisco, California

ABA# 121-000-248

Account #3970771416

Account Name: SAS Clearing

FFC: Account #39167300, Sequoia Mortgage Trust 2013-4 Distribution Account

21.         Fremont acknowledges that the custodian will be Wells Fargo Bank, N.A. acting pursuant to the Custodial Agreement. Notwithstanding Section 10 of the Purchase Agreement, Fremont shall pay shipping expenses for any Mortgage Loan Documents if there has been a breach of any representation or warranty made with respect to the related Mortgage Loan in Subsection 7.01 of the Purchase Agreement.

22.         Rule 17g-5 Compliance. Fremont hereby agrees that it shall provide information with respect to the Mortgage Loans or the origination thereof to any Rating Agency or nationally recognized statistical rating organization (“NRSRO”) via electronic mail at rmbs17g5informationprovider@wellsfargo.com, with a subject reference of “SEMT 2013-4” and an identification of the type of information being provided in the body of such electronic mail. The Securities Administrator, as the initial Rule 17g-5 Information Provider (the “Rule 17g-5 Information Provider”) shall notify Fremont in writing of any change in the identity or contact information of the Rule 17g-5 Information Provider. Fremont shall have no liability for (i) the Rule 17g-5 Information Provider’s failure to post information provided by it in accordance with the terms of this Agreement or (ii) any malfunction or disabling of the website maintained by the Rule 17g-5 Information Provider. None of the foregoing restrictions in this Section 22 prohibit or restrict oral or written communications, or providing information, between Fremont, on the one hand, and any Rating Agency or NRSRO, on the other hand, with regard to (i) such Rating Agency’s or NRSRO’s review of the ratings it assigns to Fremont or (ii) such Rating Agency’s or NRSRO’s evaluation of Fremont’s operations in general; provided, however, that Fremont shall not provide any information relating to the Mortgage Loans to such Rating Agency or NRSRO in connection with such review and evaluation by such Rating Agency or NRSRO unless: (x) borrower, property or deal specific identifiers are redacted; or (y) such information has already been provided to the Rule 17g-5 Information Provider.

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first above written.

REDWOOD RESIDENTIAL ACQUISITION CORPORATION
Assignor

By:
Name:
Title:

SEQUOIA RESIDENTIAL FUNDING, INC.
Depositor

By:
Name:
Title:

Christiana Trust, a division of Wilmington Savings Fund Society, FSB, not in its individual capacity but solely as Trustee,
Assignee

By:
Name:
Title:

FREMONT BANK

By:
Name:
Title:

Accepted and agreed to by:

WELLS FARGO BANK, N.A.
Master Servicer

By:
Name:
Title:

Signature Page – Assignment of Representations and Warranties – Fremont Bank (SEMT 2013-4)

ATTACHMENT 1

MORTGAGE LOAN SCHEDULE

	1	2	3	4	5	6	7	8	9	10	11
	Primary Servicer	Servicing Fee %	Servicing Fee—Flatdollar	Servicing Advance Methodology	Originator	Loan Number	Amortization Type	Lien Position	HELOC Indicator	Loan Purpose	Cash Out Amount
1	1000383	0.002500			Fremont Bank	6000163649	1	1	0	3
2	1000383	0.002500			Fremont Bank	6000165677	1	1	0	7
3	1000383	0.002500			Fremont Bank	6000164910	1	1	0	3
4	1000383	0.002500			Fremont Bank	6000163094	1	1	0	9
5	1000383	0.002500			Fremont Bank	8001248825	1	1	0	9
6	1000383	0.002500			Fremont Bank	6000166824	1	1	0	9
7	1000383	0.002500			Fremont Bank	6000166816	1	1	0	3
8	1000383	0.002500			Fremont Bank	6000161205	1	1	0	9
9	1000383	0.002500			Fremont Bank	6000164241	1	1	0	9
10	1000383	0.002500			Fremont Bank	6000163912	1	1	0	7
11	1000383	0.002500			Fremont Bank	6000163748	1	1	0	9
12	1000383	0.002500			Fremont Bank	8001194888	1	1	0	9
13	1000383	0.002500			Fremont Bank	6000155488	1	1	0	9
14	1000383	0.002500			Fremont Bank	6000162278	1	1	0	9
15	1000383	0.002500			Fremont Bank	8001228140	1	1	0	9
16	1000383	0.002500			Fremont Bank	8001222994	1	1	0	9
17	1000383	0.002500			Fremont Bank	8001190159	1	1	0	7
18	1000383	0.002500			Fremont Bank	6000160330	1	1	0	9
19	1000383	0.002500			Fremont Bank	6000158714	1	1	0	9
20	1000383	0.002500			Fremont Bank	6000155652	1	1	0	9
21	1000383	0.002500			Fremont Bank	6000153038	1	1	0	9
22	1000383	0.002500			Fremont Bank	6000157583	1	1	0	7
23	1000383	0.002500			Fremont Bank	8001208316	1	1	0	9
24	1000383	0.002500			Fremont Bank	6000156957	1	1	0	9
25	1000383	0.002500			Fremont Bank	8001190480	1	1	0	9
26	1000383	0.002500			Fremont Bank	6000152170	1	1	0	9
27	1000383	0.002500			Fremont Bank	8001187015	1	1	0	9
28	1000383	0.002500			Fremont Bank	6000148749	1	1	0	7
29	1000383	0.002500			Fremont Bank	8001127292	1	1	0	3
30	1000383	0.002500			Fremont Bank	8001151953	1	1	0	9
31	1000383	0.002500			Fremont Bank	6000171543	1	1	0	9
32	1000383	0.002500			Fremont Bank	6000159746	1	1	0	3
33	1000383	0.002500			Fremont Bank	8001222895	1	1	0	3
34	1000383	0.002500			Fremont Bank	8001211450	1	1	0	9
35	1000383	0.002500			Fremont Bank	8001225880	1	1	0	9
36	1000383	0.002500			Fremont Bank	8001186348	1	1	0	9
37	1000383	0.002500			Fremont Bank	8001210643	1	1	0	9
38	1000383	0.002500			Fremont Bank	6000123817	1	1	0	9
39	1000383	0.002500			Fremont Bank	8001172603	1	1	0	9
40	1000383	0.002500			Fremont Bank	8001218232	1	1	0	9

	12	13	14	15	16	17	18	19	20	21
	Total Origination and Discount Points	Covered/High Cost Loan Indicator	Relocation Loan Indicator	Broker Indicator	Channel	Escrow Indicator	Senior Loan Amount(s)	Loan Type of Most Senior Lien	Hybrid Period of Most Senior Lien (in months)	Neg Am Limit of Most Senior Lien
1					2	1	0
2					2	4	0
3					2	0	0
4					2	0	0
5					1	0	0
6					2	0	0
7					2	0	0
8					2	0	0
9					2	0	0
10					2	0	0
11					1	0	0
12					1	4	0
13					2	0	0
14					2	0	0
15					1	0	0
16					1	0	0
17					1	4	0
18					2	0	0
19					2	0	0
20					2	0	0
21					2	0	0
22					2	0	0
23					1	0	0
24					2	0	0
25					1	0	0
26					2	0	0
27					1	0	0
28					2	4	0
29					1	0	0
30					1	0	0
31					2	4	0
32					2	4	0
33					1	0	0
34					1	1	0
35					1	0	0
36					1	0	0
37					1	0	0
38					2	0	0
39					1	0	0
40					1	0	0

	22	23	24	25	26	27	28	29	30
	Junior Mortgage Balance	Origination Date of Most Senior Lien	Origination Date	Original Loan Amount	Original Interest Rate	Original Amortization Term	Original Term to Maturity	First Payment Date of Loan	Interest Type Indicator
1	0.00		20130111	770000.00	0.038750	360	360	20130301	1
2	0.00		20130105	650000.00	0.036250	360	360	20130301	1
3	0.00		20121226	721500.00	0.038750	360	360	20130201	1
4	0.00		20121228	684000.00	0.040000	360	360	20130201	1
5	0.00		20130116	696700.00	0.033750	360	360	20130301	1
6	0.00		20130125	1000000.00	0.040000	360	360	20130301	1
7	0.00		20130114	775000.00	0.038750	360	360	20130301	1
8	0.00		20121228	701000.00	0.038750	360	360	20130201	1
9	0.00		20130104	839000.00	0.040000	360	360	20130301	1
10	0.00		20121227	856000.00	0.038750	360	360	20130201	1
11	80000.00		20130111	701000.00	0.037500	360	360	20130301	1
12	0.00		20130108	712000.00	0.040000	360	360	20130301	1
13	0.00		20121213	877000.00	0.040000	360	360	20130201	1
14	0.00		20130102	670000.00	0.038750	360	360	20130301	1
15	0.00		20130122	700000.00	0.035000	360	360	20130301	1
16	0.00		20130118	1070000.00	0.035000	360	360	20130301	1
17	0.00		20121219	676800.00	0.036250	360	360	20130201	1
18	0.00		20121224	684000.00	0.041250	360	360	20130201	1
19	0.00		20121211	719000.00	0.037500	360	360	20130201	1
20	0.00		20121119	720000.00	0.043750	360	360	20130101	1
21	0.00		20121129	825000.00	0.037500	360	360	20130101	1
22	0.00		20121217	750000.00	0.038750	360	360	20130201	1
23	0.00		20130119	720972.00	0.036250	360	360	20130301	1
24	0.00		20130119	1100000.00	0.037500	360	360	20130301	1
25	0.00		20121210	715000.00	0.031250	360	360	20130201	1
26	83500.00		20121203	684000.00	0.038750	360	360	20130201	1
27	0.00		20121227	640000.00	0.037500	360	360	20130301	1
28	0.00		20121203	672000.00	0.036250	360	360	20130201	1
29	0.00		20121123	660000.00	0.035000	360	360	20130101	1
30	0.00		20121015	915000.00	0.037500	360	360	20121201	1
31	250000.00		20130128	713000.00	0.038750	360	360	20130301	1
32	0.00		20130114	739250.00	0.036250	360	360	20130301	1
33	0.00		20121207	740000.00	0.035000	360	360	20130201	1
34	0.00		20130123	750000.00	0.035000	360	360	20130301	1
35	0.00		20130110	700000.00	0.035000	360	360	20130301	1
36	0.00		20121207	1170000.00	0.035000	360	360	20130201	1
37	0.00		20121207	695045.80	0.035000	360	360	20130201	1
38	0.00		20130114	810000.00	0.041250	360	360	20130301	1
39	0.00		20121110	640000.00	0.037500	360	360	20130101	1
40	0.00		20130117	703000.00	0.035000	360	360	20130301	1

	31	32	33	34	35	36	37	38	39	40	41
	Original Interest Only Term	Buy Down Period	HELOC Draw Period	Current Loan Amount	Current Interest Rate	Current Payment Amount Due	Interest Paid Through Date	Current Payment Status	Index Type	ARM Look-back Days	Gross Margin
1	0	0		768865.63	0.038750	3620.83	20130301	0	0
2	0	0		648999.21	0.036250	2964.33	20130301	0	0
3	0	0		719370.49	0.038750	3392.76	20130301	0	0
4	0	0		682025.67	0.040000	3265.52	20130301	0	0
5	0	0		695579.39	0.033750	3080.08	20130301	0	0
6	0	0		998559.18	0.040000	4774.15	20130301	0	0
7	0	0		773858.26	0.038750	3644.34	20130301	0	0
8	0	0		698931.24	0.038750	3296.36	20130301	0	0
9	0	0		837791.16	0.040000	4005.51	20130301	0	0
10	0	0		853473.80	0.038750	4025.23	20130301	0	0
11	0	0		699944.19	0.037500	3246.44	20130301	0	0
12	0	0		710974.13	0.040000	3399.20	20130301	0	0
13	0	0		874154.48	0.040000	4186.93	20130301	0	0
14	0	0		669012.95	0.038750	3150.59	20130301	0	0
15	0	0		698898.36	0.035000	3143.31	20130301	0	0
16	0	0		1068316.05	0.035000	4804.78	20130301	0	0
17	0	0		674712.73	0.036250	3086.56	20130301	0	0
18	0	0		682069.19	0.041250	3315.00	20130301	0	0
19	0	0		716830.77	0.037500	3329.80	20130301	0	0
20	0	0		717079.80	0.043750	3594.85	20130301	0	0
21	0	0		821260.62	0.037500	3820.70	20130301	0	0
22	0	0		747733.24	0.038750	3526.78	20130301	0	0
23	0	0		719861.94	0.036250	3288.00	20130301	0	0
24	0	0		1098343.23	0.037500	5094.27	20130301	0	0
25	0	0		712595.07	0.031250	3062.88	20130301	0	0
26	0	0		681596.59	0.038750	3216.42	20130301	0	0
27	0	0		639036.06	0.037500	2963.94	20130301	0	0
28	0	0		669926.88	0.036250	3064.66	20130301	0	0
29	0	0		655110.03	0.035000	2963.69	20130301	0	0
30	0	0		909461.57	0.037500	4237.51	20130301	0	0
31	0	0		711949.61	0.038750	3352.79	20130301	0	0
32	0	0		738111.79	0.036250	3371.36	20130301	0	0
33	0	0		737667.34	0.035000	3322.93	20130301	0	0
34	0	0		748819.66	0.035000	3367.84	20130301	0	0
35	0	0		698898.36	0.035000	3143.31	20130301	0	0
36	0	0		1166311.99	0.035000	5253.82	20130301	0	0
37	0	0		692854.91	0.035000	3121.07	20130301	0	0
38	0	0		808858.72	0.041250	3925.66	20130301	0	0
39	0	0		637099.14	0.037500	2963.94	20130301	0	0
40	0	0		701893.64	0.035000	3156.78	20130301	0	0

	42	43	44	45	46	47	48	49	50	51	52
	ARM Round Flag	ARM Round Factor	Initial Fixed Rate Period	Initial Interest Rate Cap (Change Up)	Initial Interest Rate Cap (Change Down)	Subsequent Interest Rate Reset Period	Subsequent Interest Rate Cap (Change Down)	Subsequent Interest Rate Cap (Change Up)	Lifetime Maximum Rate (Ceiling)	Lifetime Minimum Rate (Floor)	Negative Amortization Limit
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
18
19
20
21
22
23
24
25
26
27
28
29
30
31
32
33
34
35
36
37
38
39
40

	53	54	55	56	57	58	59	60	61	62	63
	Initial Negative Amortization Recast Period	Subsequent Negative Amortization Recast Period	Initial Fixed Payment Period	Subsequent Payment Reset Period	Initial Periodic Payment Cap	Subsequent Periodic Payment Cap	Initial Minimum Payment Reset Period	Subsequent Minimum Payment Reset Period	Option ARM Indicator	Options at Recast	Initial Minimum Payment
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
18
19
20
21
22
23
24
25
26
27
28
29
30
31
32
33
34
35
36
37
38
39
40

	64	65	66	67	68	69	70	71	72	73
	Current Minimum Payment	Prepayment Penalty Calculation	Prepayment Penalty Type	Prepayment Penalty Total Term	Prepayment Penalty Hard Term	Primary Borrower ID	Number of Mortgaged Properties	Total Number of Borrowers	Self-employment Flag	Current ‘Other’ Monthly Payment
1				0		578	3		0
2				0		672	3		0
3				0		620	1		0
4				0		645	1		0
5				0		535	1		0
6				0		186	1		0
7				0		541	2		0
8				0		335	3		0
9				0		71	1		0
10				0		667	1		0
11				0		290	1		0
12				0		263	3		1
13				0		233	3		0
14				0		596	1		1
15				0		532	1		0
16				0		574	1		0
17				0		524	1		0
18				0		278	1		0
19				0		625	1		1
20				0		388	1		1
21				0		519	1		0
22				0		606	1		0
23				0		665	3		0
24				0		556	1		0
25				0		651	1		0
26				0		523	2		0
27				0		623	1		0
28				0		647	3		1
29				0		231	2		1
30				0		581	3		1
31				0		698	1		0
32				0		109	1		1
33				0		570	1		0
34				0		448	3		0
35				0		629	1		0
36				0		687	2		1
37				0		520	3		0
38				0		489	2		0
39				0		688	2		0
40				0		585	2		1

	74	75	76	77	78	79	80	81	82	83	84
	Length of Employment: Borrower	Length of Employment: Co- Borrower	Years in Home	FICO Model Used	Most Recent FICO Date	Primary Wage Earner Original FICO: Equifax	Primary Wage Earner Original FICO: Experian	Primary Wage Earner Original FICO: TransUnion	Secondary Wage Earner Original FICO: Equifax	Secondary Wage Earner Original FICO: Experian	Secondary Wage Earner Original FICO: TransUnion
1	0		31	1
2	10		0	1
3	23		17	1
4	17	23	10	1
5	2.75	8	19	1
6	7	9	0.75	1
7	10.25	0.5	0.75	1
8	8	10	3	1
9	8		2	1
10	6	12	0	1
11	26	21	3	1
12	10.25		17	1
13	0	6	3	1
14	24	7	24	1
15	1.5	4	2	1
16	11	6	3	1
17	1		0	1
18	5		3	1
19	20		12	1
20	20		6	1
21	0.5	0.5	5	1
22	0.75		0	1
23	12	1.25	1	1
24	10	7	2	1
25	0		37	1
26	11		8	1
27	24	11.25	8	1
28	3	29	0	1
29	7	19	32	1
30	5		6	1
31	9.5	2.75	8	1
32	12		21	1
33	21		13	1
34	4		6	1
35	3		2	1
36	15		1	1
37	2.5		5	1
38	14	6	12	1
39	2	16.25	1	1
40	23		18	1

	85	86	87	88	89	90	91	92	93	94	95	96
	Original Primary Borrower FICO	Most Recent Primary Borrower FICO	Most Recent Co- Borrower FICO	Most Recent FICO Method	VantageScore: Primary Borrower	VantageScore: Co- Borrower	Most Recent VantageScore Method	VantageScore Date	Credit Report: Longest Trade Line	Credit Report: Maximum Trade Line	Credit Report: Number of Trade Lines	Credit Line Usage Ratio
1	772
2	793
3	796
4	783
5	815
6	713
7	786
8	798
9	765
10	703
11	765
12	705
13	724
14	738
15	793
16	778
17	786
18	808
19	760
20	800
21	799
22	779
23	814
24	791
25	823
26	772
27	773
28	793
29	770
30	800
31	788
32	790
33	790
34	727
35	811
36	742
37	804
38	770
39	773
40	764

	97	98	99	100	101	102	103	104
	Most Recent 12- month Pay History	Months Bankruptcy	Months Foreclosure	Primary Borrower Wage Income	Co-Borrower Wage Income	Primary Borrower Other Income	Co-Borrower Other Income	All Borrower Wage Income
1	000000000000			5890.81	19012.93	0.00	0.00	24903.74
2	000000000000			21483.97		9899.17		21483.97
3	000000000000			0.00	0.00	24561.01	0.00	0.00
4	000000000000			16413.03	0.00	0.00	0.00	16413.03
5	000000000000			7179.29	1849.33	2397.37	0.00	9028.62
6	000000000000			11333.34	4833.34	2372.87	0.00	16166.68
7	000000000000			15833.35	12000.00	0.00	0.00	27833.35
8	000000000000			12801.01	34666.68	0.00	0.00	47467.69
9	000000000000			24166.68		0.00		24166.68
10	000000000000			5623.00	13758.00	0.00	0.00	19381.00
11	000000000000			12980.58	15616.66	0.00	0.00	28597.24
12	000000000000			24521.67		0.00		24521.67
13	000000000000			15000.00	6699.33	0.00	0.00	21699.33
14	000000000000			6693.23	9472.38	0.00	0.00	16165.61
15	000000000000			13650.00	4019.17	0.00	0.00	17669.17
16	000000000000			15990.00	6098.47	0.00	0.00	22088.47
17	000000000000			12750.01	0.00	0.00	0.00	12750.01
18	000000000000			11960.00		0.00		11960.00
19	000000000000			22035.00		0.00		22035.00
20	000000000000			11542.92		0.00		11542.92
21	000000000000			8528.00	4584.00	0.00	0.00	13112.00
22	000000000000			12916.67		0.00		12916.67
23	000000000000			5000.00	11000.00	9875.14	0.00	16000.00
24	000000000000			12958.33	20831.20	0.00	0.00	33789.53
25	000000000000			8203.21	686.00	0.00	0.00	8889.21
26	000000000000			18200.00	0.00	0.00	0.00	18200.00
27	000000000000			9900.11	14875.01	0.00	0.00	24775.12
28	000000000000			1733.34	19585.76	4557.77	2213.92	21319.10
29	000000000000			6991.37	6883.21	0.00	0.00	13874.58
30	000000000000			77017.08		0.00		77017.08
31	000000000000			18500.00	13067.16	0.00	0.00	31567.16
32	000000000000			12118.21	0.00	0.00	0.00	12118.21
33	000000000000			12022.61		0.00		12022.61
34	000000000000			18333.34	0.00	0.00	0.00	18333.34
35	000000000000			21821.33		0.00		21821.33
36	000000000000			64577.62		0.00		64577.62
37	000000000000			8333.34		6874.73		8333.34
38	000000000000			7314.00	7650.00	0.00	0.00	14964.00
39	000000000000			14008.80	0.00	0.00	0.00	14008.80
40	000000000000			28565.00		0.00		28565.00

	105	106	107	108	109	110	111	112	113
	All Borrower Total Income	4506-T Indicator	Borrower Income Verification Level	Co-Borrower Income Verification	Borrower Employment Verification	Co-Borrower Employment Verification	Borrower Asset Verification	Co-Borrower Asset Verification	Liquid / Cash Reserves
1	24903.74	1	5		3		4		47302.03
2	31383.14	1	5		3		4		692166.11
3	24561.01	1	5		3		4		462710.94
4	16413.03	1	5		3		4		210384.24
5	11425.99	1	5		3		4		45792.91
6	18539.55	1	5		3		4		1271005.15
7	27833.35	1	5		3		4		67015.50
8	47467.69	1	5		3		4		148018.71
9	24166.68	1	5		3		4		124088.16
10	19381.00	1	5		3		4		54060.25
11	28597.24	1	5		3		4		431853.09
12	24521.67	1	5		3		4		214625.20
13	21699.33	1	5		3		4		231520.14
14	16165.61	1	5		3		4		27038.73
15	17669.17	1	5		3		4		340793.48
16	22088.47	1	5		3		4		602352.67
17	12750.01	1	5		3		4		275173.74
18	11960.00	1	5		3		4		92371.00
19	22035.00	1	5		3		4		548524.45
20	11542.92	1	5		3		4		130415.52
21	13112.00	1	5		3		4		131310.65
22	12916.67	1	5		3		4		189654.93
23	25875.14	1	5		3		4		75118.23
24	33789.53	1	5		3		4		313962.76
25	8889.21	1	5		3		4		27563.80
26	18200.00	1	5		3		4		748926.06
27	24775.12	1	5		3		4		55967.70
28	28090.79	1	4		3		4		81576.49
29	13874.58	1	4		3		4		814805.59
30	77017.08	1	4		3		4		341960.70
31	31567.16	1	5		3		4		737148.20
32	12118.21	1	4		3		4		221625.89
33	12022.61	1	5		3		4		354067.03
34	18333.34	1	5		3		4		8017818.81
35	21821.33	1	5		3		4		64658.06
36	64577.62	1	5		3		4		807717.50
37	15208.07	1	5		3		4		287681.14
38	14964.00	1	5		3		4		136325.78
39	21547.35	1	5		3		4		33722.15
40	28565.00	1	5		3		4		104213.43

	114	115	116	117	118	119	120	121	122
	Monthly Debt All Borrowers	Originator DTI	Fully Indexed Rate	Qualification Method	Percentage of Down Payment from Borrower Own Funds	City	State	Postal Code	Property Type
1	7752.91	0.311315				ENCINO	CA	91436	1
2	11410.13	0.363575			100.000000	SAN DIEGO	CA	92127	7
3	5447.66	0.221801				DANVILLE	CA	94506	7
4	5602.11	0.341321				MOORPARK	CA	93021	7
5	5134.67	0.449385				FREMONT	CA	94539	7
6	6712.17	0.362046				SAN DIEGO	CA	92037	1
7	6861.37	0.246516				SAN JOSE	CA	95125	1
8	6777.20	0.142775				CAMPBELL	CA	95008	7
9	6162.94	0.255018				MANHATTAN BEACH	CA	90266	1
10	5825.31	0.300568			98.400000	RANCHO PALOS VERDES	CA	90275	1
11	6145.32	0.214892				ALAMEDA	CA	94501	1
12	9993.12	0.407522				CUPERTINO	CA	95014	1
13	6394.92	0.294706				SAN DIEGO	CA	92127	7
14	5051.19	0.312465				BURLINGAME	CA	94010	1
15	4916.69	0.278264				FREMONT	CA	94539	1
16	6731.31	0.304743				LOS GATOS	CA	95032	1
17	4211.44	0.330309			100.000000	SALINAS	CA	93908	1
18	4622.47	0.386494				SAN RAMON	CA	94582	1
19	6809.56	0.309034				SANTA MONICA	CA	90402	1
20	5323.32	0.461176				PALM SPRINGS	CA	92264	1
21	5781.04	0.440897				SAN RAMON	CA	94582	7
22	5240.78	0.405738			40.786000	SAN FRANCISCO	CA	94110	3
23	7101.46	0.274451				FOSTER CITY	CA	94404	1
24	8356.29	0.247304				MENLO PARK	CA	94025	1
25	3696.15	0.415802				SARATOGA	CA	95070	1
26	7336.66	0.403113				ORINDA	CA	94563	1
27	4361.39	0.176039				LA HABRA HEIGHTS	CA	90631	1
28	11617.68	0.413576			100.000000	PEBBLE BEACH	CA	93953	1
29	6097.10	0.439444				CARMEL	CA	93923	1
30	5907.90	0.076709				PLEASANTON	CA	94566	1
31	5790.68	0.183440				SARATOGA	CA	95070	1
32	4496.45	0.371049				WOODSIDE	CA	94062	1
33	4631.27	0.385213				WALNUT CREEK	CA	94595	1
34	6624.29	0.361325				FREMONT	CA	94539	1
35	5096.76	0.233568				LOS ANGELES	CA	90036	1
36	8413.30	0.130282				PLEASANTON	CA	94566	7
37	6545.51	0.430397				PLEASANTON	CA	94588	7
38	6531.08	0.436453				SAN CARLOS	CA	94070	1
39	8249.02	0.382832				LAFAYETTE	CA	94549	1
40	8270.60	0.289536				San Jose	CA	95125	1

	123	124	125	126	127	128	129	130	131	132
	Occupancy	Sales Price	Original Appraised Property Value	Original Property Valuation Type	Original Property Valuation Date	Original Automated Valuation Model (AVM) Model Name	Original AVM Confidence Score	Most Recent Property Value2	Most Recent Property Valuation Type	Most Recent Property Valuation Date
1	1		1350000.00	3	20121217
2	2	1195000.00	1150000.00	3	20121208
3	1		1110000.00	3	20121205
4	1		855000.00	3	20121128
5	1		1825000.00	3	20121219
6	1		1950000.00	98	20121220
7	1		1265000.00	3	20121218
8	1		1395000.00	3	20121204
9	1		1200000.00	3	20121211
10	1	1531000.00	1531000.00	3	20121204
11	1		1517000.00	3	20121208
12	1		975000.00	3	20121107
13	1		1300000.00	3	20121112
14	1		1500000.00	3	20121127
15	1		1100000.00	3	20130103
16	1		1475000.00	3	20121123
17	1	846000.00	846000.00	3	20121120
18	1		870000.00	3	20121121
19	1		3000000.00	3	20121110
20	1		925000.00	3	20121029
21	1		1545000.00	3	20121105
22	1	1215000.00	1215000.00	3	20121106
23	1		1300000.00	3	20121108
24	1		3975000.00	3	20121220
25	1		2725000.00	3	20121102
26	1		1711000.00	3	20121019
27	1		800000.00	3	20121022
28	1	840000.00	840000.00	3	20121002
29	1		1225000.00	3	20120902
30	1		1485000.00	3	20120926
31	1		1730000.00	3	20130107
32	1		1400000.00	3	20121203
33	1		1200000.00	3	20121124
34	1		1485000.00	3	20121126
35	1		1250000.00	3	20121205
36	1		1975000.00	3	20121102
37	1		1355000.00	3	20121112
38	1		1190000.00	3	20121113
39	1		840000.00	3	20121006
40	1		1575000.00	3	20121125

	133	134	135	136	137	138	139	140	141	142
	Most Recent AVM Model Name	Most Recent AVM Confidence Score	Original CLTV	Original LTV	Original Pledged Assets	Mortgage Insurance Company Name	Mortgage Insurance Percent	MI: Lender or Borrower Paid?	Pool Insurance Co. Name	Pool Insurance Stop Loss %
1			0.570300	0.570300	0	0	0
2			0.565200	0.565200	0	0	0
3			0.650000	0.650000	0	0	0
4			0.800000	0.800000	0	0	0
5			0.381700	0.381700	0	0	0
6			0.512800	0.512800	0	0	0
7			0.612600	0.612600	0	0	0
8			0.502500	0.502500	0	0	0
9			0.699100	0.699100	0	0	0
10			0.559100	0.559100	0	0	0
11			0.514800	0.462000	0	0	0
12			0.730200	0.730200	0	0	0
13			0.674600	0.674600	0	0	0
14			0.446600	0.446600	0	0	0
15			0.636300	0.636300	0	0	0
16			0.725400	0.725400	0	0	0
17			0.800000	0.800000	0	0	0
18			0.786200	0.786200	0	0	0
19			0.239600	0.239600	0	0	0
20			0.778300	0.778300	0	0	0
21			0.533900	0.533900	0	0	0
22			0.617200	0.617200	0	0	0
23			0.554500	0.554500	0	0	0
24			0.276700	0.276700	0	0	0
25			0.262300	0.262300	0	0	0
26			0.448500	0.399700	0	0	0
27			0.800000	0.800000	0	0	0
28			0.800000	0.800000	0	0	0
29			0.538700	0.538700	0	0	0
30			0.616100	0.616100	0	0	0
31			0.556600	0.412100	0	0	0
32			0.528000	0.528000	0	0	0
33			0.616600	0.616600	0	0	0
34			0.505000	0.505000	0	0	0
35			0.560000	0.560000	0	0	0
36			0.592400	0.592400	0	0	0
37			0.512900	0.512900	0	0	0
38			0.680600	0.680600	0	0	0
39			0.761900	0.761900	0	0	0
40			0.446300	0.446300	0	0	0

	143	144	145	146	147	148	149	150	151
	MI Certificate Number	Updated DTI (Front-end)	Updated DTI (Back-end)	Modification Effective Payment Date	Total Capitalized Amount	Total Deferred Amount	Pre-Modification Interest (Note) Rate	Pre-Modification P&I Payment	Pre-Modification Initial Interest Rate Change Downward Cap
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
18
19
20
21
22
23
24
25
26
27
28
29
30
31
32
33
34
35
36
37
38
39
40

	152	153	154	155	156	157	158	159	160	161
	Pre-Modification Subsequent Interest Rate Cap	Pre-Modification Next Interest Rate Change Date	Pre-Modification I/O Term	Forgiven Principal Amount	Forgiven Interest Amount	Number of Modifications	Cash To/From Brrw at Closing	Brrw - Yrs at in Industry	CoBrrw - Yrs at in Industry	Junior Mortgage Drawn Amount
1								0		0
2								28		0
3								25		0
4								27	23	0
5								5	8	0
6								30	30	0
7								10.25	10	0
8								25	16	0
9								16		0
10								6	12	0
11								26	21	37065
12								14		0
13								15	15	0
14								24	17	0
15								18	4	0
16								22	25	0
17								15		0
18								13		0
19								20		0
20								20		0
21								10	10	0
22								9		0
23								20	2	0
24								25	25	0
25								0		0
26								30		83500
27								24	19	0
28								3	29	0
29								7	30	0
30								5		0
31								20	14	71404
32								30		0
33								21		0
34								4		0
35								3		0
36								15		0
37								13		0
38								21	23	0
39								5	35	0
40								23		0

	162	163	164	165	166	167	168	169	170	171
	Maturity Date	Primary Borrower Wage Income (Salary)	Primary Borrower Wage Income (Bonus)	Primary Borrower Wage Income (Commission)	Co-Borrower Wage Income (Salary)	Co-Borrower Wage Income (Bonus)	Co-Borrower Wage Income (Commission)	Originator Doc Code	RWT Income Verification	RWT Asset Verification
1	20430201	5890.81	0	0	19012.93	0	0	Full	Two Years	Two Months
2	20430201	21483.97	9899.17	0	0	0	0	Full	Two Years	Two Months
3	20430101	0	1542.85	23018.16	0	0	0	Full	Two Years	Two Months
4	20430101	16413.03	0	0	0	0	0	Full	Two Years	Two Months
5	20430201	7179.29	833.33	1564.04	1849.33	0	0	Full	Two Years	Two Months
6	20430201	11333.34	0	0	4833.34	0	0	Full	Two Years	Two Months
7	20430201	15833.35	0	0	12000	0	0	Full	Two Years	Two Months
8	20430101	12801.01	0	0	34666.68	0	0	Full	Two Years	Two Months
9	20430201	24166.68	0	0	0	0	0	Full	Two Years	Two Months
10	20430101	5623	0	0	13758	0	0	Full	Two Years	Two Months
11	20430201	12980.58	0	0	15616.66	0	0	Full	Two Years	Two Months
12	20430201	24521.67	0	0	0	0	0	Full	Two Years	Two Months
13	20430101	15000	0	0	6699.33	0	0	Full	Two Years	Two Months
14	20430201	6693.23	0	0	9472.38	0	0	Full	Two Years	Two Months
15	20430201	13650	0	0	4019.17	0	0	Full	Two Years	Two Months
16	20430201	15990	0	0	6098.47	0	0	Full	Two Years	Two Months
17	20430101	12750.01	0	0	0	0	0	Full	Two Years	Two Months
18	20430101	11960	0	0	0	0	0	Full	Two Years	Two Months
19	20430101	22035	0	0	0	0	0	Full	Two Years	Two Months
20	20421201	11542.92	0	0	0	0	0	Full	Two Years	Two Months
21	20421201	8528	0	0	4584	0	0	Full	Two Years	Two Months
22	20430101	12916.67	0	0	0	0	0	Full	Two Years	Two Months
23	20430201	5000	9875.14	0	11000	0	0	Full	Two Years	Two Months
24	20430201	12958.33	0	0	20831.2	0	0	Full	Two Years	Two Months
25	20430101	8203.21	0	0	686	0	0	Full	Two Years	Two Months
26	20430101	18200	0	0	0	0	0	Full	Two Years	Two Months
27	20430201	9900.11	0	0	14875.01	0	0	Full	Two Years	Two Months
28	20430101	1733.34	0	0	19585.76	0	0	Full	Two Years	Two Months
29	20421201	6991.37	0	0	6883.21	0	0	Full	Two Years	Two Months
30	20421101	77017.08	0	0	0	0	0	Full	Two Years	Two Months
31	20430201	18500	0	0	13067.16	0	0	Full	Two Years	Two Months
32	20430201	12118.21	0	0	0	0	0	Full	Two Years	Two Months
33	20430101	12022.61	0	0	0	0	0	Full	Two Years	Two Months
34	20430201	18333.34	0	0	0	0	0	Full	Two Years	Two Months
35	20430201	21821.33	0	0	0	0	0	Full	Two Years	Two Months
36	20430101	64577.62	0	0	0	0	0	Full	Two Years	Two Months
37	20430101	8333.34	0	6874.73	0	0	0	Full	Two Years	Two Months
38	20430201	7314	0	0	7650	0	0	Full	Two Years	Two Months
39	20421201	14008.8	0	0	0	0	0	Full	Two Years	Two Months
40	20430201	28565	0	0	0	0	0	Full	Two Years	Two Months

ATTACHMENT 2

PURCHASE AGREEMENT

See Exhibit 10.11